NFP SALES & STRATEGY SUMMIT '07

NATIONAL FINANCIAL PARTNERS

Jessica Bibliowicz Chairman, President and Chief Executive Officer National Financial Partners Corp. Strategy for Future Growth Exhibit 99.1

Certain items in this presentation and in today’s discussion, including matters relating to revenue, net income, Cash earnings and Cash earnings per diluted share (both including and excluding management agreement buyout, net of tax), acquisitions, capital structure or growth rates and other financial measurements and non-financial statements in future periods, constitute forward-looking statements.  These forward-looking statements are based on management's current views with respect to future results and are subject to risks and uncertainties. These statements are not guarantees of future performance.
Actual results may differ materially from those contemplated by forward-looking statements. The Company refers you to its filings with the SEC, including its Annual
Report on Form 10-K for the year ended December 31, 2006 filed on February 22, 2007, for additional discussion of these risks and uncertainties as well as a cautionary statement regarding forward-looking statements.  Forward-looking statements made during this presentation speak only as of today's date.  National Financial Partners Corp. (“NFP”)
expressly disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
RELATED TO
Forward-Looking Statements

The historical and forward-looking financial information in this presentation includes performance measures called Cash earnings and Cash earnings per diluted share (“Cash EPS”) (both including and excluding management agreement buyout, net of tax), which are based on methodologies other than
Generally Accepted Accounting Principles (“GAAP”).  Cash earnings is defined as GAAP net income excluding amortization of intangibles, depreciation and impairment of goodwill and intangible assets.
Cash EPS is calculated by dividing Cash earnings as defined above by the number of weighted average diluted shares outstanding for the period indicated.  A definition of management agreement buyout is included in NFP’s Quarterly Financial Supplement for the period ended June 30, 2007.  NFP uses these measures in analyzing its performance; it believes these measures are of interest to the investment community because they provide additional meaningful methods of evaluating certain aspects of NFP’s operating performance from period to period on a basis that is not otherwise apparent under GAAP.
Cash earnings and Cash EPS should not be viewed as substitutes for GAAP net income and GAAP net income per share, respectively.  Reconciliations of Cash earnings to GAAP net income and Cash EPS to
GAAP net income per share (both including and excluding management agreement buyout, net of tax), the most directly comparable GAAP measures, are included on the following page within this presentation as well as in NFP’s Quarterly Financial Supplement for the period ended June 30, 2007, available on NFP’s Web site at www.nfp.com.
RELATED TO
Non-GAAP Financial Information

Note:  The sum of the per-share components of Cash EPS may not agree with Cash EPS due to rounding.
(dollars in thousands, except per share data)
GAAP Net income (loss) $18,901 $23,184 $57,578 $56,182   $40,142 $23,501 $11,593
Amortization of intangibles 16,408 13,525 27,984 23,709 19,550 16,461 13,321
Depreciation 5,110 4,335 9,136 7,815 6,658 4,748 3,106
Impairment of goodwill and
intangible assets 3,013 5,426 10,745 8,057 4,791 9,932 1,822
Cash earnings $43,432 $46,470 $105,443 $95,763  $71,141 $54,642 $29,842
Management agreement buyout, net of tax 7,681 - - - - - -
Cash earnings, excluding management $51,113 $46,470 $105,443 $95,763 $71,141 $54,642 $29,842
agreement buyout, net of tax
GAAP net income (loss) per diluted share $    0.47 $    0.58 $    1.43 $    1.48 $    1.10 $    0.74 $    0.40
Amortization of intangibles 0.41 0.34 0.69 0.62 0.53 0.52 0.47
Depreciation 0.13 0.11 0.23 0.21 0.18 0.15 0.11
Impairment of goodwill and
intangible assets 0.08 0.14 0.27 0.21 0.13 0.31 0.06
Cash EPS $    1.09 $    1.16 $    2.61 $    2.52 $    1.94 $    1.72 $    1.04
Management agreement buyout, net of tax 0.19 - - - - - -
Cash EPS, excluding management
agreement buyout, net of tax $   1.28 $    1.16 $    2.61 $    2.52 $    1.94 $    1.72 $   1.04
1H 2007           1H 2006 2006                 2005              2004                2003 2002
RECONCILIATION
Net Income to Cash Earnings

•
Corporate Update
Recent News
Financial Results
Acquisitions
Financial Objectives
•
Product Areas
Wealth Management
Corporate Services
Life Insurance & Wealth Transfer
•
Partners in Distribution
NATIONAL FINANCIAL PARTNERS
Strategy for Future Growth
A PREMIUM DISTRIBUTION COMPANY
BUILT FOR YOU AND YOUR CLIENTS

Continually innovating strategy, product offerings
and services to better serve our clients and
maximize profitability and efficiency
CORPORATE UPDATE
Recent News
A PREMIUM DISTRIBUTION COMPANY
BUILT FOR YOU AND YOUR CLIENTS
•
Corporate Update
Recent News
Financial Results
Acquisitions
Financial Objectives

•
Pro Financial Services, Inc.
Managing general underwriter of high-limit disability
•
Preferred Services Group of N.Y., LTD.
Reengineered to create a property & casualty platform that
provides diverse products to existing and prospective clients
•
New Corporate Headquarters
Bringing four New York-based firms together for greater
efficiencies and cross-selling
CORPORATE UPDATE
Recent News

SPACE WILL HOUSE FOUR NEW YORK-BASED NFP FIRMS
•
Greater efficiencies
Technology
Personnel
Common areas
•
Cross-selling
Facilitates collaboration
Brand recognition
Marketing
Client service
•
Potential model for other locations with a high
concentration of NFP firms
CORPORATE UPDATE
Recent News: New Headquarters

Nearly all of NFP’s key metrics improved from the
first to second quarter of 2007
CORPORATE UPDATE
Financial Results
A PREMIUM DISTRIBUTION COMPANY
BUILT FOR YOU AND YOUR CLIENTS
•
NFP Corporate
Recent Announcements
Financial Results
Acquisitions
Financial Objectives

•
Revenue growth of 8% for the quarter and 5% year-to-
date
New firms
Improvement at existing firms
•
Cash earnings grew 17% in the second quarter and
10% year-to-date*
•
Cash earnings per diluted share grew 19% in the
second quarter and 10% year-to-date*
Acquisitions
Margin improvement
*Excludes $7.7 million charge, net of tax, related to a management agreement buyout. See NFP’s Quarterly Financial Supplement for the period ended June 30, 2007, available on the Company’s Web site, for more information.
CORPORATE UPDATE
Financial Results: Second Quarter

2002
2003
2004
2005
2006
Q1 2006
Q2 2006
Q3 2006
Q4 2006
Q1 2007
Q2 2007

4.8%
13.5%
16.2%
22.4%
5.4%
26.3%
14.5%
1.0%
-7.2%
-12.7%
-2.7%
-15%
-10%
-5%
0%
5%
10%
15%
20%
25%
30%
High-Single
Digit Target
• Significant improvement from Q1 to Q2 2007
CORPORATE UPDATE
Financial Results: Organic Growth

•
ING hybrid premium financing program
Program increases capacity in the senior markets
For sophisticated high net worth individuals
Requires a combination of personal liability and/or pledged
assets to collateralize loan
•
Program has generated significant interest across a
wide range of carriers and firms
•
Carriers generally expanding capacity
CORPORATE UPDATE
Financial Results: New Carrier Program

CORPORATE UPDATE

Financial Results: Cross-Selling

NATIONAL FINANCIAL PARTNERS

COLLABORATION
Client
NFP Firm
Group Benefits
Executive Benefits
Voluntary Benefits
Property & Casualty
Long Term Care
Life Insurance
Annuities
Life Settlements
Fee Based Planning
Asset Management
Products
Platform firm expertise and NFPSI & NFPISI resources

13

13

As a result of NFP’s attractive and flexible model, 2007
has been a record year for acquisitions that provide
diverse product offerings for the benefit of clients
CORPORATE UPDATE
Acquisitions
•
Corporate Update
Recent Announcements
Financial Results
Acquisitions
Financial Objectives
A PREMIUM DISTRIBUTION COMPANY
BUILT FOR YOU AND YOUR CLIENTS

Notes:
Reflects gross base earnings acquired for each period and does not reflect restructurings and/or dispositions.  YTD 2007 base earnings includes $3.2 million of base earnings from two firms acquired in December 2006 as management considers these two acquisitions as part of the 2007 acquired base earnings objective due to the timing of the transactions.  The acquisition of substantially all of the principal's economic interest in Preferred Services Group of N.Y., LTD. is not included in YTD 2007 base earnings acquired.
Base Earnings Acquired (dollars in millions)
• In 7 of the 8 full years of operating history, met or exceeded acquisition budget
• Exceeded acquisition budget of $20 million in 2007 and pipeline is healthy
• Capital flexibility allows NFP to be opportunistic
• Large universe of potential future acquisitions
Total Base Earnings Acquired:  $182.3 million
CORPORATE UPDATE
Acquisitions: Track Record
$36.2
$21.4
$26.3
$21.3
$16.4
$17.6
$11.6
$14.2
$17.3
$ 0.0
$ 5.0
$ 10.0
$ 15.0
$ 20.0
$ 25.0
$ 30.0
$ 35.0
$ 40.0
1999 2000 2001 2002 2003 2004 2005 2006 YTD
2007

Business units from Business units from
institutions institutions
NFP Resources
NFP Resources
Alignment of NFP Alignment of NFP
and business and business
operator’s interest
Power of the NFP Power of the NFP
network network
Public company Public company
backing/NFP backing/NFP
branding branding
NFP Acquisition Model
NFP Acquisition Model
Sub-acquisitions
Wholesale Wholesale
capabilities capabilities
Original founding Original founding
principal continues principal continues
to run the business to run the business
Shareholders no Shareholders no
longer active in longer active in
business business
CORPORATE UPDATE
Acquisitions: Flexible & Attractive Model
Access to Access to
capital/Succession capital/Succession
planning planning

Well positioned for growth
CORPORATE UPDATE
Financial Objectives
•
Corporate Update
Recent Announcements
Financial Results
Acquisitions
Financial Objectives
A PREMIUM DISTRIBUTION COMPANY
BUILT FOR YOU AND YOUR CLIENTS

•
Cash earnings per diluted share
2007: 20% growth objective
2008 and beyond: 15% - 20% growth objective
•
Organic growth
2007: low to mid-single digit
2008 and beyond: high-single digit
•
Acquisitions
2007: acquired base budget of $20 million
Goal already exceeded: $36.2 million base acquired year-to-
date
•
Strong balance sheet
•
Transparency as a public company
CORPORATE UPDATE
Financial Objectives

Technology Compliance
& Ethics
Cross-Selling
Firm
Operations
Public Company
Backing
A Premium Distribution Company Built for You and
Your Clients
PRODUCT AREAS
Core Resources
Wealth
Management
Corporate
Services
Life
Insurance
& Wealth
Transfer

Broker-dealer and RIA provide premier resources to
enable best-of-breed financial advisory products and
services to our high net worth clients
•
Product Areas
Wealth Management
Corporate Services
Life Insurance & Wealth Transfer
A PREMIUM DISTRIBUTION COMPANY
BUILT FOR YOU AND YOUR CLIENTS
PRODUCT AREAS
Wealth Management

•
New leadership
•
Top 10 independent broker-dealer
•
Built to serve you: no outsiders
•
Efficiencies: single clearing house
•
Central distribution point
Leading Independent Broker-Dealer
PRODUCT AREAS
Wealth Management: Broker-Dealer

•
Strong affluent offerings
•
Significant alternative investment
options
•
Wealth & Income Planning Units
•
What’s Next…
•
Service ultra high net worth
clients
•
Trust assets
•
Family office
Innovative RIA with Focus on Ultra-Affluent
PRODUCT AREAS
Wealth Management: RIA

Diverse and growing product offering to clients
ranging from small to mid-size businesses to
Fortune 500 companies to grow and increase the
value to our client base
PRODUCT AREAS
Corporate Services
A PREMIUM DISTRIBUTION COMPANY
BUILT FOR YOU AND YOUR CLIENTS
•
Product Areas
Wealth Management
Corporate Services
Life Insurance & Wealth Transfer

PRODUCT AREAS
Corporate Services: Mid-Size Market
Provide Full Array of Core Benefit Resources to
Provide Full Array of Core Benefit Resources to
Entrepreneurial Corporate Market
Entrepreneurial Corporate Market
•
Health & Welfare
•
401(k) advisory &
administration
•
Medical stop-loss
•
Voluntary benefits
•
Long-term care
•
High-limit disability
•
Executive Benefits (COLI/BOLI)
•
P&C
Austin Resources and NFP Firms

NATIONAL FINANCIAL PARTNERS

CHARON PLANNING
AN NFP COMPANY

BB
BROWN BRIDGMAN & COMPANY

BALSER
COMPANIES
AN NFP COMPANY

RENAISSANCE
BANK ADVISORS

NFP EXECUTIVE SERVICES

Serve Mid to Large Company Executive Benefits
Market
- A scalable platform
for the large case
market built through
Balser administrative
systems
PRODUCT AREAS
Corporate Services: Executive Benefits
•
COLI/BOLI
•
Deferred compensation
plans
•
Supplemental executive
plans
•
Voluntary benefit plans
•
Plan administration from
small companies to
Fortune 500
Peninsula Advisors
(formerly FlagHigh)
(formerly Benmark)

•
Concierge services
•
High net worth focus
•
Mid-market focus
•
Capabilities in jumbo,
specialty & small accounts
Offer Diverse P&C Products to Existing and
Prospective Clients
Personal Lines
PRODUCT AREAS
Corporate Services: Property & Casualty
What’s Next…
- Market personal line
capabilities
- Build out of
commercial lines
capabilities
- Building cross-selling
structure and options
- N.Y. headquarters –
focus on commercial
lines
Commercial Lines

Position as a leading independent provider allows us
to leverage resources to best serve our clients and
grow our business
PRODUCT AREAS
Life Insurance & Wealth Transfer
A PREMIUM DISTRIBUTION COMPANY
BUILT FOR YOU AND YOUR CLIENTS
•
Product Areas
Wealth Management
Corporate Services
Life Insurance & Wealth Transfer

Leader in Life Insurance & Wealth Transfer
Leader in Life Insurance & Wealth Transfer
•
Scale, scale, scale
•
Carrier capacity
•
Intellectual property
•
Strategic partnerships
•
Market demographics
•
Financing programs
PRODUCT AREAS
Life Insurance & Wealth Transfer
RETAIL LIFE INSURANCE
NFP Insurance Services, Inc.

NATIONAL FINANCIAL PARTNERS

HIGHLAND CAPITAL BROKERAGE
AN NFP COMPANY

ECA MARKETING
National Leaders in Life & Annuities

WINDSOR INSURANCE

BROKERAGE SERVICES INC.
AN NFP COMPANY

TOTAL FINANCIAL

UNIVERSAL INSURANCE SERVICES, INC.

Premier Life & Annuity Brokerage Resources
Premier Life & Annuity Brokerage Resources
•
Underwriting expertise
•
Efficiencies and scale
•
Boutique relationships
•
Common platform
•
Institutional capability
PRODUCT AREAS
Life Insurance & Wealth Transfer
LIFE INSURANCE BROKERAGE

•
Opportunity:
Bernstein Research estimates that face value of life settlement deals will exceed $160 billion a year over the next few decades
Adds value to consumer
NFP is a leader in life insurance industry
Potential to be significant capital markets asset class
•
Challenge:
Reputation
Regulatory environment and best practices
Fragmented industry
PRODUCT AREAS
Life Insurance & Wealth Transfer
LIFE SETTLEMENTS

• Joint venture between NFP and Goldman Sachs (“GS”) to create a market infrastructure to facilitate life settlements and potentially other longevity market transactions for consumers, intermediaries and institutional investors
• Objective: Establish high, uniform standards of compliance, information security and transparency for life settlement transactions through the creation of an end-to-end platform for policy submission, preparation of bid packages, bidding, closing, subsequent servicing, transfer and privacy protection
• Operation: Platform will accept submissions only from approved sources and accept bids for policies only from qualified investors
• GS and NFP are committed to ensuring that life settlement transactions meet the same types of exacting standards that investors expect in other asset classes
PRODUCT AREAS
Life Insurance & Wealth Transfer
NFP LIFE SETTLEMENTS SOLUTION
Projected Launch: Q1 2008

•
Value proposition:
For consumers: speed of execution and pricing; transparency;
privacy protection
For advisors: excellent execution; access to institutional capital;
client privacy; consistent standards
For investors: rigorous origination process paves way for
development of new asset class through access to scale,
transparency, speed of execution, consistent standards, and
reputable originators
•
Access through NFP approved marketing, life
brokerage, and life settlement operations
PRODUCT AREAS
Life Insurance & Wealth Transfer
NFP LIFE SETTLEMENTS SOLUTION
Projected Launch: Q1 2008

NFP’s position in the market with vendors and service
providers along with producer groups and alliances are
key to client service and growth strategy
PARTNERS IN DISTRIBUTION
A PREMIUM DISTRIBUTION COMPANY
BUILT FOR YOU AND YOUR CLIENTS
•
Partners in Distribution
Vendors & Service Providers
Producer Groups & Alliances
Branding

NFP
National Financial Partners

Genworth Financial
AIG
American Funds
ING
Transamerica
The Power of the Pyramid
EverBank Advisor Program
MetLife
John Hancock
Protective
Doing the right thing is smart business.
Santa Fe Trust
Partners through time
National Financial
Integrated Brokerage Solutions
A Fidelity Investments Company
MoneyGuidePro
Financial Planning Software
AssetMark
EnvestnetPMC
Portfolio Management Consultants
NaviPlan
Financial Planning Software
Lincoln Financial Group
ICON Advisers, Inc.
Mellon
New York Life
The Hartford
UnitedHealthcare
A UnitedHealth Group Company
Jefferson Pilot Financial
Allianz
Money Advisor
Lockwood
Pacific Life
AXA
UnumProvident
Pershing
Fidelity Investments
Smart move
Principal Financial Group
Sun Life Financial united states
Goldman Sachs
Nationwide
On Your Side
Investments Retirement Insurance
The Standard
MassMutual Financial Group

34 PARTNERS IN DISTRIBUTION Vendors & Service Providers

National Financial Partners

Partners Financial

Benefits Partners

Highland Capital Brokerage
An NFP Company

Universal Insurance Services, Inc.

The HighCap Group®

Windsor Insurance
An NFP Company

Total Financial

FAN
Fusion Advisor Network

Since 1931
Raney
Member NASD/SIPC

35 • Increase scale and facilitate collaboration through cross-selling to owned & member firms Alliances Producer Groups PARTNERS IN DISTRIBUTION Producer Groups & Alliances

NFP
National Financial Partners

IPS Advisors, Inc.
Corporate Benefits Consulting
Insurance Planning Services
Legacy & Wealth Counseling

HSA Corporation

Balser Companies

DiMeo Schneider & Associates, LLC

401(k) Advisors

American Benefits Group

Creative Edge Planning

thorbahn
Innovative Employee Benefits Solutions

ProBen
Professional Benefits Solutions

Brokerage Services Inc.
An NFP Company

IRC

ASI Administrative Systems, Inc.

CBA
Corporate Benefit Advisors Incorporated

Advanced Settlements, Inc.
Leaders in the Life Settlement Industry

Universal Insurance Services, Inc.

Windsor Insurance

Schechter Wealth Strategies

Lenox Advisors, Inc
New York • Chicago • San Francisco • Stamford

JR Katz

National Settlement Consultants

Highland Capital Brokerage

Benefit Associates inc.

XS RE

Comrisk Insurance

P & A Capital Advisors

ikon Group

Financial Architects Partners

Peregrine

National Madison

ECA Marketing
National Leaders in Life & Annuities

Renaissance Bank Advisors

American Benefits Group

National Enrollment Services

Total Financial

MBA

The Meltzer Group

FBD Consulting Inc

Charon Planning

LTCI Partners, LLC

stabenefits ltd.

Lincoln Benefits Group

PPi Benefit Solutions

ProFinancialServices

Smith, Frank & Partners, LLC

PRW Associates

Bernard R. Wolfe & Associates, Inc.

The KNW Group

The Balanced Program

36 PARTNERS IN DISTRIBUTION Branding Building on our reputation through carefully cultivated marketing and brand awareness

National Financial Partners

Forbes.com
Don't Believe The Hype
The Puzzling Problem of Same-Sex Estates
IA25
MOST INFLUENTIAL PEOPLE
MAKING T
FUTURE H
JESSICA BIBLIOWICZ
invest
Ready for the Home Stretch
THE WALL STREET JOURNAL.
Rebalancing Your Portfolio
Variable Annuities vs. Mutual Funds
Variable Annuities vs. Mu
boomer
MARKET ADVISOR
EXECUTIVE DECISION
MICHAEL BOOK
Portfolio: Annuities Special
The Right Rider
Private Wealth
Registered Rep.
Growth At A Price
InvestmentNews
Tiburon CEO
big guns
Wealth Point Advisors To Acquire TPGR Daily
Advisor
OLD-FASHIONED ADVICE
INVESTOR'S BUSINESS DAILY
CRAIN'S
MERICA
Swath Through Its Industry

37 PARTNERS IN DISTRIBUTION Branding

NATIONAL FINANCIAL PARTNERS

Strategy for Future Growth

NATIONAL FINANCIAL PARTNERS

CLIENT-CENTRIC

- **Strong, focused, execution-oriented**
- **Scale, scale, scale**
- **Flexible acquisition model**
- **Leverage existing relationships**
- **Diverse product offerings**
- ***Growth* markets**
- ***Growth* incentives**
- ***Growth* platform**

15% - 20% Long Term Cash EPS Growth Objective

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